UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2023

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         Compensatory Arrangements.

On July 17, 2023, upon the recommendation of its Compensation Committee, the Board of Directors (the “Board”) of Farmers and Merchants Bancshares, Inc. (the “Company”) adopted the Farmers and Merchants Bancshares, Inc. 2023 Equity Compensation Plan (the “Plan”). The Plan was adopted for the purpose of allowing the Company to use equity-based compensation as a means to attract, incentivize and retain key personnel by providing a means for directors, officers, employees, and consultants to acquire, or receive the cash equivalent of, shares of the Company’s common stock.

The material terms of the Plan are summarized below and such summary is qualified in its entirety by the terms of the Plan. In accordance with the instructions to Item 601(b)(10) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”), a copy of the Plan will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.

Administration

The Board or one or more of its committees (the “Administrator”) will administer the Plan. To the extent desirable to qualify transactions under the Plan as exempt under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, the transactions contemplated by the Plan will be approved in a manner that satisfies the requirements for exemption under Rule 16b-3. Among other powers, the Administrator will have full and exclusive power to, among other things: (i) approve forms of award agreements for use under the Plan; (ii) determine the employees, non-employee directors and consultants to whom awards may be made under the Plan; (iii) determine the type, number of shares or dollar amounts, and terms of the awards to be made to each participant, including whether and the terms upon which awards that have not vested may be retained following the termination of a participant’s service with the Company; (iv) determine the time when the awards will be made and the duration of any applicable restriction or vesting period; (v) accelerate the vesting or payment of any outstanding award notwithstanding any vesting or payment date set forth in the related award agreement; (vi) amend the terms of any previously issued award, subject to certain limitations contained in the Plan; (vii) adopt and rescind rules and regulations separate from the Plan that set forth specific terms and conditions for awards; and (viii) deal with any other matters arising under the Plan.

Eligibility for Participation

The Plan is available to all employees of the Company and its affiliates, including employees who are officers or members of the Board, all non-employee directors of the Company, and consultants of the Company and its affiliates. Subject to the provisions of the Plan, the Administrator has the authority to select from all eligible individuals those to receive awards.

Types of Awards

The Plan permits the Administrator, in its sole discretion, to grant various forms of incentive awards, including stock awards, restricted stock units, and performance awards. Each award will be reflected in an agreement between the Company and the participant, will be subject to the applicable terms and conditions of the Plan and any rules and regulations adopted under the Plan, and may also be subject to other terms and conditions contained in the award agreement consistent with the Plan that the Administrator deems appropriate, including restrictions on vesting and provisions related to settlement in the event of a participant’s death, disability or termination of service. The provisions of the various award agreements entered into under the Plan do not need to be identical.

Stock Awards

The Administrator may award shares of common stock to anyone eligible to participate in the Plan. A stock award involves the immediate transfer by the Company to the participant of a specific number of shares of common stock. These shares may be issued or transferred for cash consideration or for no cash consideration and may be subject to restrictions or no restrictions, as determined by the Administrator. If the shares are restricted (“restricted shares”), the restrictions will lapse over a period of time or according to such other criteria as the Administrator deems appropriate, including restrictions based on the achievement of specific performance goals. For as long as a stock award is subject to restrictions, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares awarded thereby except upon death as described below in the paragraph entitled “Transferability of Awards”. The Administrator will determine to what extent, and under what conditions, the participant will have the right to vote restricted shares awarded pursuant to a stock award and to receive dividends or other distributions paid on such restricted shares during the restriction period. The Administrator may determine that a participant’s entitlement to dividends or other distributions with respect to restricted shares shall be subject to achievement of performance goals or other conditions. Each award agreement will state the circumstances, if any, under which a participant may retain a stock award after termination of employment or service and the circumstances under which am award of restricted shares may be forfeited.

Restricted Stock Units

The Administrator may grant restricted stock units under the Plan having a value equal to a designated number of shares to such eligible participants, in such amounts, and subject to such terms and conditions (including attainment of performance criteria) as the Administrator determines in its discretion. A restricted stock unit does not involve the immediate transfer of shares of common stock, cash or other property, but rather represents the right to receive shares, cash or other property if and when the restricted stock unit vests. A restricted stock unit will vest over a period of time or according to such other criteria as the Administrator deems appropriate, including vesting conditions based on the achievement of specific performance goals. If the requirements for vesting specified by the Administrator are met, then the participant will receive shares of common stock, cash other property, or any combination thereof, equal to the fair market value of the number of shares of common stock designated in the award agreement. Each award agreement will state the circumstances, if any, under which a participant may retain a restricted stock unit after termination of employment or service and the circumstances under which a restricted stock unit will be forfeited.

Performance Awards

The Administrator may grant performance awards to anyone eligible to participate in the Plan. Performance awards are intended to constitute performance-based compensation awards and will entitle the participant to receive, after the performance period for that unit has ended, an amount based on the realization of certain performance goals and the satisfaction of certain other conditions. The terms and conditions of each award, including the performance period, performance goals, any other terms and conditions of the award, will be established by the Administrator in the award agreement. Payment to the participant of the Performance award value will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator, which payment may be made at the expiration of a specified period or deferred to a date authorized by the Administrator. Each award agreement will state the circumstances under which a participant may retain a Performance award after termination of employment or service and the circumstances under which a Performance award may be forfeited.

Performance Measures

The Plan provides that the Administrator may make the degree of payout and/or vesting of any award dependent upon the attainment of certain performance goals, measured over certain performance periods. Performance goals may be specific to a participant, specific to the performance of the Company generally, or specific to the performance of an affiliate of the Company, a division, a business unit, or a line of business served by a participant. Performance goals may be based on stock value (and/or increases therein), earnings per share or growth in earnings per share, net income, earnings or earnings growth, operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital or investments, deposits, loan volume or growth, the efficiency ratio, customer satisfaction, regulatory compliance, operating or other margins, non-performing assets, productivity, and any other number of qualitative or quantitative benchmarks prescribed by the Compensation Committee and/or the Board.

Shares Available for Grants

Subject to adjustment upon changes in capitalization of the Company as provided in the Plan, the Board has reserved 30,000 shares of its common stock for issuance under the Plan. If any stock awards, restricted stock units, or performance awards are forfeited or terminated, or are otherwise not paid in full after the effective date of the Plan, then the shares subject to such awards shall again be available for purposes of the Plan. To the extent that awards are paid in cash, and not in shares, any shares previously reserved for issuance or transfer pursuant to such awards will again be available for issuance or transfer under the Plan.

Transferability of Awards

Unless determined otherwise by the Administrator, awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. If the Administrator makes an award transferable, then such award may contain such additional terms and conditions as the Administrator deems appropriate.

Adjustments for Changes in Capitalization and Other Corporate Changes

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding award, and the numerical Share limits set forth in the Plan.

In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not vested and become payable, an award will terminate immediately prior to the consummation of such proposed action.

Change of Control

In the event of a Change in Control (as defined in the Plan), each outstanding award will be treated as the Administrator determines without a participant’s consent, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding entity (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding awards will vest and become realizable or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such Change in Control; (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the realization of the participant’s rights as of the date of the occurrence of the Change in Control (and, for the avoidance of doubt, if as of the date of the occurrence of the Change in Control the Administrator determines in good faith that no amount would have been attained upon the realization of the participant’s rights, then such award may be terminated by the Company without payment), or (B) the replacement of such award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. Notwithstanding the foregoing, with respect to awards granted to an Outside Director (as defined in the Plan) while such individual was an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the participant’s status as a director or a director of the successor entity, as applicable, is terminated other than upon a voluntary resignation by the participant (unless such resignation is at the request of the successor entity), then all restrictions on restricted shares and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its affiliates, as applicable.

In taking any of the actions described above, the Administrator will not be obligated to treat all awards, all awards held by a participant, all awards of the same type, or all portions of awards, similarly.

In the event that the successor entity does not assume or substitute for the award (or portion thereof), all restrictions on restricted shares, restricted stock units, or performance awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its affiliates, as applicable.

Forfeiture of Awards

The Administrator may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, without limitation, termination of such participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as an employee and/or other service provider. Notwithstanding any provisions to the contrary under the Plan or any award agreement, all awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws (the “Clawback Policy”). The Administrator may require a participant to forfeit, return or reimburse the Company all or a portion of the award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with applicable laws, including without limitation any reacquisition right regarding previously acquired shares or other cash or property.

Amendment and Termination of the Plan and Awards

The Board may amend, terminate or suspend the Plan at any time; otherwise, the Plan will terminate when all shares reserved for issuance have been issued. The termination of the Plan will have no effect on grants that were outstanding at the time of termination, which will remain outstanding pursuant to their terms. The Administrator may modify or amend an outstanding award at any time. However, no amendment, alteration, suspension or termination of the Plan or any outstanding award will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the administrator, which agreement must be in writing and signed by the participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it under the Plan with respect to awards granted prior to the date of such termination.

U.S. Federal Income Tax Consequences

The federal income tax consequences arising with respect to awards under the Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Plan, based on current federal income tax laws. This discussion is not intended as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients, and the method of payment or settlement. This summary is not intended to be exhaustive and, among other things, does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Participants should not rely on this discussion for individual tax advice, as each participant’s situation and the tax consequences of receiving awards and/or disposing of the underlying shares of common stock will vary depending upon the specific facts and circumstances involved. Participants are advised to consult with their own tax advisors.

Stock Awards

In general, the grant of shares that are not restricted will cause the participant to recognize ordinary income equal to the fair market value of the shares delivered to him or her under the stock award and will allow the Company to receive a federal income tax deduction in an amount equal to the amount included in income by the participant, provided (i) such amount constitutes an ordinary and necessary business expense, and (ii) the Company satisfies its information reporting obligations with respect to such income. Such deduction will be allowed in the tax year in which the participant recognizes such income.

In general, the award of restricted shares has no tax effect on the Company or the participant. When the restricted shares become vested pursuant to the stock award, the participant will recognize ordinary income equal to the fair market value of the shares delivered to him or her under the stock award and the Company will generally be allowed a federal income tax deduction in an amount equal to the amount included in income by the participant, provided (i) such amount constitutes an ordinary and necessary business expense, and (ii) the Company satisfies its information reporting obligations with respect to such income. Such deduction will be allowed in the tax year in which the participant recognizes such income.

Within thirty (30) days after the date restricted shares are transferred pursuant to a grant, a participant may elect under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed on the fair market value of the restricted shares at the time of the grant, rather than at the time they are no longer subject to a substantial risk of forfeiture or become transferable. In such case, the Company would be allowed a federal income tax deduction in the year of the grant. If such an election is made, the participant will not recognize any income at the time the restricted shares becomes unrestricted. If the participant subsequently forfeits the restricted shares, then the participant will not be allowed a deduction in respect of such forfeiture, and no refund will be available to the participant for the taxes previously paid, nor shall the Company have any obligation to reimburse the participant.

Regardless of whether a participant makes a Section 83(b) election, upon a subsequent sale or exchange of the restricted shares, the participant will recognize capital gain or loss based on the difference between the amount realized from the sale of stock and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid (if any) and the amount of income previously recognized by the participant. The capital gain or loss will be long-term gain or loss if the shares are held by the participant for more than one year after the restrictions lapse or the shares become transferable, whichever occurs first. If a Section 83(b) election is made, then the participant’s holding period in the shares will begin to run from the date of the transfer.

Restricted Stock Units and Performance Units

A participant who is granted a restricted stock unit or a performance unit under the Plan will not recognize taxable income at the time of grant so long as the award is nontransferable and is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued services requirements or other conditions that must be satisfied before delivery of the cash and/or shares of common stock payable pursuant to the award. The recipient will generally recognize ordinary income immediately if there is no substantial risk of forfeiture at the time of grant and otherwise at the time the substantial risk of forfeiture expires or is removed. If, however, an award agreement relating to a restricted stock unit permits the participant to defer the receipt of the award amount until some date after the substantial risk of forfeiture expires or is removed, then the recipient will generally recognize ordinary income at the expiration of the deferral period rather than on date the substantial risk of forfeiture expires or is removed. In either case, the Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. Upon a subsequent sale of shares of common stock received as payment of an award, the recipient will recognize capital gain or loss equal to the difference between the sales price and the participant’s adjusted basis in those shares, which will generally be the amount of income previously recognized by the participant.

Limitation on Income Tax Deduction

Section 162(m) of the Code may limit the Company’s federal income tax deductions to the extent that total compensation paid to a “covered employee” exceeds $1,000,000 in any one year.

Miscellaneous Tax Issues

Compensation to a participant who is an employee which results from grants under the Plan will constitute wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus will result in additional tax liability to the Company, generally with respect to each grant at the time that such grant is no longer subject to a substantial risk of forfeiture or becomes transferable.

Compliance with Section 409A of the Code

Section 409A of the Code governs certain types of non-qualified deferred compensation. The Plan contemplates both deferred compensation that is subject to Section 409A and deferred compensation that is not subject to Section 409A. The Plan requires that it be administered so that neither it nor any grant awarded under it violates Section 409A of the Code. Accordingly, the Administrator is required to structure all grants so that they are either exempt from or comply with Section 409A of the Code, and the Board and the Administrator are permitted, within the bounds of the Plan and applicable law, including Section 409A of the Code, to interpret the Plan and/or any award agreement, and to make any and all amendments to the Plan or any award agreement, to ensure that all grants are either exempt from or comply with Section 409A.

Registration of Shares

This Current Report on Form 8-K does not and will not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the Company’s common stock described in this Item 5.02. The Company intends to file a registration statement with the SEC under the Securities Act of 1933, as amended, covering the offer and sale of the shares reserved under the Plan, and no awards will be granted under the Plan until such registration statement has been filed and becomes effective.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: July 19, 2023	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO